UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                            -------------------------

       Date of Report (Date of earliest event reported): January 25, 2005

                          MERRILL LYNCH DEPOSITOR, INC.
                     (on behalf of PPLUS TRUST SERIES LMG-4)
             (Exact name of registrant as specified in its charter)

     Delaware                    001-32415                13-3891329
  (State or other               (Commission            (I. R. S. Employer
  jurisdiction of               File Number)          Identification No.)
  Incorporation)

         World Financial Center,                          10080
           New York, New York                           (Zip Code)
         (Address of principal
           executive offices)

                           --------------------------

         Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT

         1.         Registrant's Business and Operations

                    Not applicable.

         2.         Financial Information

                    Not applicable.

         3.         Securities and Trading Markets

                    Not applicable.

         4.         Matters Related to Accountants and Financial Statements

                    Not applicable.

         5.         Corporate Governance and Management

                    Not applicable.

         6.         [Reserved]

         7.         Regulation FD

                    Not applicable.

         8.         Other Events

               On January 25, 2005, PPLUS Trust Series LMG-4, for which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued 1,400,000 Class A Trust Certificates and 1,400,000 Class B Trust Certificates.

               In connection therewith, the Depositor entered into a Series Supplement, dated as of January 25, 2005, by and between the Depositor and The Bank of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of November 5, 2004, by and between the Depositor and the Trustee and Securities Intermediary, which is filed as exhibit 3 to the Form 8-A (No. 001-32364) dated November 24, 2004 and filed with the Securities and Exchange Commission on November 24, 2004.

         9.         Financial Statements and Exhibits

         (a)   Financial statements of business acquired.

               Not applicable.

         (b)   Pro forma financial information.

               Not applicable.

         (c)   Exhibits.

               1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as Representative to the several underwriters named in
                      Schedule I thereto, dated January 14, 2005.

               4.2 Series Supplement, dated as of January 25, 2005, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              MERRILL LYNCH DEPOSITOR, INC.



           Date:  January 25, 2005               By:/s/ Stephan Kuppenheimer
                                                    --------------------------
                                                    Name:   Stephan Kuppenheimer
                                                    Title:  President



                                  EXHIBIT INDEX

                  Exhibit No.                  Description
                  -----------                  -----------

                      1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merril Lynch, Pierce, Fenner & Smith
                                               Incorporated, as Representative
                                               of the several underwriters named
                                               in Schedule I thereto, dated
                                               January 14, 2005.

                      4.2 Series Supplement, dated as of January 25, 2005, between Merrill Lynch Depositor, Inc. and The
                                               Bank of New York, as trustee and
                                               as securities intermediary.